                                                                   Exhibit 10.40



                           Loan and Security Agreement

                                     between

                              Telular Corporation,

                                    as Lender


                                       and


                             DNIC Brokerage Company,

                                   as Borrower





                           Dated as of October 9, 2001

                           LOAN AND SECURITY AGREEMENT

          THIS LOAN AND SECURITY AGREEMENT, dated as of October 9, 2001 (this "Loan Agreement"), between Telular Corporation, a Delaware corporation (the
 --------------
"Lender"), and DNIC Brokerage Company, an Illinois corporation (the "Borrower"),
 ------                                                              --------
confirms that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I.

                                   THE LOANS

          1.1. The Loans. The Lender agrees, upon the terms and subject to the
               ---------
conditions hereinafter set forth, to make loans (the "Loans") to the Borrower from time to time in an aggregate principal amount at any time outstanding not to exceed (i) on and after the date hereof until April 1, 2002, Seven Hundred Fifty Thousand Dollars ($750,000), (ii) on and after April 2, 2002, until April 1, 2003, Five Hundred Thousand Dollars ($500,000) and (iii) on and after April 2, 2003, until April 1, 2004, Two Hundred Fifty Thousand Dollars ($250,000). To request Loans hereunder, the Borrower shall present the Lender with a certificate in the form of Exhibit A hereto, (a) setting forth the aggregate amount of the requested Loans and (b) confirming compliance with Section 4.2 hereof. The Lender shall make the requested Loans available to the Borrower no later than the fifth business day following Lender's receipt of such certificate. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow the Loans.

          1.2. The Note; Grant of Security Interest. The Loans will be evidenced
               ------------------------------------
by a promissory note (the "Note") substantially in the form of Exhibit A annexed
                           ----
hereto. The Loans shall be secured by a security interest in, and with recourse for the payment of principal limited to, the Borrower's rights, whether now existing or hereafter at any time acquired or created by the Borrower, in and to (a) the first Two Hundred Fifty Thousand Dollars ($250,000) of royalty income received by the Lender from U.S. Patents (as defined below) under all Licensing Agreements (as defined below) and any renewal or replacement thereof having no greater scope and (b) any and all proceeds of the foregoing in any form (collectively, the "Collateral"). As used
                                                          ----------
in this Loan Agreement, (i) "U.S. Patents" means those U.S. patents listed on
                             ------------
Schedule 2.1(a) of that certain Amended and Restated Limited Partnership Agreement dated as of June 1, 1992 (the "Agreement of Limited Partnership"), of
                                         --------------------------------
Telular Group L.P., to which the Lender is successor-in-interest, and (ii) "Licensing Agreements" means those licensing agreements listed on Schedule
 --------------------
2.1(b) of the Agreement of Limited Partnership. In consideration of the Loans and as security for the prompt repayment, performance and observance of any and all of the Borrower's obligations under this Loan Agreement and the Note (collectively, the "Obligations"), the Borrower hereby assigns and pledges to
                    -----------
the Lender for its benefit, and hereby grants to the Lender for its benefit, a security interest in the Collateral.

          1.3. Interest. The Loans shall bear interest at the prime rate of
               --------
interest as published in the Wall Street Journal as in effect from time to time. Accrued interest on the Loans shall be payable in arrears semi-annually, on April 1 and October 1 of each year until April 1, 2004. All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          1.4. Mandatory Prepayments. On each of (i) April 1, 2002, (ii) April
               ---------------------
1, 2003 and (iii) April 1, 2004, the amount of Two Hundred Fifty Thousand Dollars ($250,000) (or, if less, the outstanding balance of the Loans) shall become immediately due and payable as a mandatory prepayment of the principal amount of the Loans. The Lender may apply payments otherwise due to the Borrower out of the Collateral to satisfy the obligation of the Borrower pursuant to this Section 1.4. Amounts repaid pursuant to this Section 1.4 may not be reborrowed. Any repayment pursuant to this Section shall be applied first to the unpaid principal of the Loans, and then to interest accrued but unpaid through the date of prepayment.

          1.5. Optional Prepayment. The Borrower may prepay the Loans at any
               -------------------
time, in whole or in part, without premium or penalty. Each such prepayment shall be applied first to interest accrued but unpaid through the date of prepayment, and then to the unpaid principal amount of the Loans.

                                  ARTICLE II.

                      PURPOSE OF LOANS AND USE OF PROCEEDS

          2.1. Purpose of the Loans. The Lender and the Borrower agree that the
               --------------------
exclusive purpose of the Loans is to fund the Borrower's purchase of shares of stock of Telular Corporation in open-market transactions (the "Stock
                                                               -----
Purchases").
---------

          2.2. Use of the Proceeds. The Borrower covenants to use the proceeds
               -------------------
of the Loans solely for the purposes described in Section 2.1 of this Loan Agreement.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants that:

          3.1. Organization and Powers. The Borrower is a corporation duly
               -----------------------
organized and validly existing under the laws of the State of Illinois. The Borrower has the corporate power and authority to own its assets and properties, to carry on its activities as now conducted and to execute, deliver and perform this Loan Agreement and the Note and to borrow hereunder.

          3.2. Authorization; Binding Agreement. The execution, delivery and
               --------------------------------
performance by the Borrower of this Loan Agreement and the Note and the borrowing hereunder have been duly authorized by all necessary corporate action. This Loan Agreement and the Note constitute the legal, valid and binding obligations of the Borrower enforceable in each case against the Borrower in accordance with their respective terms, except as enforceability may be limited by laws governing bankruptcy, insolvency and similar matters or by general principles of equity.

          3.3. Litigation. There is no judgment, action, suit or claim, or
               ----------
legal, administrative or arbitral proceedings or investigation, pending or threatened, against or involving the Borrower, before any federal, state or local court or arbitration tribunal or governmental or administrative body or agency, nor is there any basis for any judgment, action, suit or claim, or legal, administrative or arbitral proceeding or investigation, that might reasonably be expected, to a material extent, to impair the ability of the Borrower to perform its obligations under this Loan Agreement or the Note, to prevent the use of the proceeds of the Loans as contemplated by this Loan Agreement or to adversely affect the Lender's interest in the Collateral.

          3.4. No Conflicts. The execution, delivery and performance by the
               ------------
Borrower of this Loan Agreement and the Note and the borrowing hereunder will not violate, conflict with, result in a breach of or constitute a default under any provision of law, any order, rule or regulation of any court or governmental or regulatory body, the charter or bylaws of the Borrower or any indenture, agreement, instrument or deed of trust to which the Borrower is a party or by which the Borrower or its assets or properties are bound. The Borrower is not a party to any indenture, agreement or instrument or subject to any restriction (including, without limitation, any restriction set forth in its charter or bylaws) which materially adversely affects the ability of the Borrower to perform its obligations under this Loan Agreement or the Note or to use the proceeds of the Loans as contemplated by this Loan Agreement. The Borrower is not in default under any indenture, agreement or instrument for borrowed money, and is not in default under any indenture, agreement or instrument which if in default might reasonably be expected, to a material extent, to impair the ability of the Borrower to perform its obligations under this Loan Agreement or the Note, to prevent the use of the proceeds as contemplated by this Loan Agreement or to adversely affect the Lender's interest in the Collateral.

          3.5. Consents and Actions. No consent of any other person and no
               --------------------
consent, approval or authorization of, or declaration or filing with, any governmental or administrative body or agency on the part of the Borrower and no other action of any type on the part of the Borrower is required for the valid execution, delivery and performance by the Borrower of this Agreement or the Note, the borrowing hereunder, the grant of the security interest herein or the perfection or maintenance of the security interest created hereby as a first priority security interest, except for the filing of financing and continuation statements necessary to perfect security interests created by the Loan Agreement.

          3.6. No Default. The Borrower is in compliance with all of the terms
               ----------
and provisions set forth in this Loan Agreement on its part to be observed or performed, and no Event of Default specified in Article VI or any event which upon notice or lapse of time or both would constitute any such Event of Default, has occurred and is continuing or would result from the consummation of the Closing, including, without limitation, the Borrower's receipt of the proceeds of the Loans.

          3.7. Collateral. This Agreement creates a valid and perfected first
               ----------
priority security interest in the Collateral securing the Obligations. The Borrower is the legal and beneficial owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance, except for the security interest created by this Loan Agreement.

                                  ARTICLE IV.

                              CONDITIONS OF LENDING

          The obligation of the Lender to make any Loans is subject to the following conditions precedent:

          4.1. Loans Documents. This Loan Agreement and the Note shall have been
               ---------------
duly executed and delivered to the Lender and shall be in full force and effect.

          4.2. Representations and Warranties. The representations and
               ------------------------------
warranties set forth in Article III of this Loan Agreement shall be true and correct on and as of such date with the same effect as though such representations and warranties had been made on and as of such date.

                                   ARTICLE V.

                            COVENANTS OF THE BORROWER

          The Borrower covenants and agrees that so long as this Loan Agreement shall remain in effect or the Note shall be unpaid, unless the Lender shall otherwise consent in writing, the Borrower covenants to the Lender as follows:

          5.1. Use of Proceeds. The Borrower will use the proceeds of the Loans
               ---------------
solely and exclusively to fund Stock Purchases.

          5.2. Existence and Properties; Change of Name or Principal Offices.
               -------------------------------------------------------------
The Borrower will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence. The Borrower will comply in all material respects with all laws and regulations applicable to it, obtain and maintain in full force and effect all material authorizations, consents, approvals, exemptions, franchises, permits and licenses of, and filings with, governmental or administrative bodies or agencies which, if not complied with, obtained, maintained or filed, as the case may be, would be reasonably anticipated to have a material, adverse effect on the Borrower's ability to perform its obligations under this Loan Agreement or the Note, the Borrower's use of the proceeds of the Loans as contemplated by this Loan Agreement or on the Lender's interest in the Collateral. The Borrower will not voluntarily or involuntarily change its identity or corporate name or change the location of its principal offices, unless the Borrower shall have first given the Lender written notice thereof and shall have executed and caused to be filed and/or delivered to the Lender any financing statements or other documents reasonably required by the Lender in connection with the Collateral.

          5.3. Notification of Default under Loans. The Borrower will notify the
               -----------------------------------
Lender in writing of any event or circumstance which constitutes (or, with notice or lapse of time or both, would constitute) an Event of Default hereunder promptly after the Borrower obtains knowledge or information of such event or circumstance.

          5.4. Books and Records/ Inspections and Audits. The Borrower will
               -----------------------------------------
maintain books of record and account in which full, true and correct entries are made of all Stock Purchases and, upon the reasonable request of the Lender upon reasonable notice, make such records available for inspection and audit by the Lender and/or its accountants.

          5.5. Further Actions. The Borrower will, promptly upon reasonable
               ---------------
request by the Lender, procure or execute and deliver any document, give any notices, execute and file any financing statements or other documents, all in form and substance reasonably satisfactory to the Lender, and take any other actions that are necessary or, in the reasonable opinion of the Lender, desirable to perfect or continue the perfection and priority of the security interest in the Collateral created herein, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement, and will pay all costs incurred in connection therewith. The Borrower shall take such steps as are reasonably necessary to preserve its rights in the Collateral and defend it against claims by third parties that are adverse to the interests of the Lender in the Collateral.

          5.6. No Further Encumbrances. Without the prior written consent of the
               -----------------------
Lender, the Borrower will not in any way encumber or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in the Collateral except for the lien created by this Loan Agreement, and the Borrower will not sell, transfer, assign, exchange or otherwise dispose of the Collateral.

          5.7. Securities Laws. The Borrower will comply with (i) the Securities
               ---------------
Exchange Act of 1934, as amended, and the regulations issued pursuant thereto, including without limitation Rule 10b-18, and (ii) the Securities Act of 1933, as amended, and the regulations issued pursuant thereto, in each case in connection with all Stock Purchases and all subsequent resales of securities acquired in Stock Purchases.

                                  ARTICLE VI.

                                   DEFAULTS

          6.1. Events of Default. The following events shall constitute Events
               -----------------
of Default under this Loan Agreement:

          (a) the Borrower fails to pay the interest on the Note when due and payable and such failure continues unremedied for thirty (30) days after receipt of notice from Lender of such non-payment;

          (b) any representation or warranty made in writing by or on behalf of the Borrower in, or pursuant to, this Loan Agreement shall have been incorrect in any material respect on the date as of when made and Borrower fails to cure such error within thirty (30) days following notice by the Lender to the Borrower of such error;

          (c) the Borrower fails to observe or perform of any covenant, condition or agreement contained in this Loan Agreement and such default has not been cured within thirty (30) days after the Borrower has notice of such failure;

          (d) the Borrower (A) ceases operations; (B) applies for or consents to the appointment of a custodian, receiver, trustee or liquidator for it or for all or a substantial part of its assets or properties; (C) admits in writing its inability to pay its debts as they become due; (D) makes an assignment for the benefit of creditors; or (E) files a petition commencing a voluntary case under any chapter of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or a petition seeking for itself any reorganization or
               -- ---
               arrangement with creditors or to take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or corporate action shall be taken by the Borrower for the purpose of effecting any of the foregoing; or

          (e) an involuntary case or other proceeding is commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of sixty (60) days; or an order for relief is entered against the Borrower under the Federal bankruptcy laws as now or hereafter in effect.

          6.2. Automatic Acceleration on the Occurrence of Certain Events of
               -------------------------------------------------------------
Default. On the occurrence of an Event of Default referred to in Section 6.1(d)
-------
or (e), the unpaid principal amount of, and the accrued interest on, the Note, together with all other amounts payable by the Borrower hereunder, shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower, and the Lender may exercise it rights described in Sections 6.3
(b) and (c).

          6.3. Remedies on the Occurrence of Certain Events of Default. On the
               -------------------------------------------------------
occurrence of an Event of Default referred to in Sections 6.1(a) through (c), the Lender may exercise all or any of the following remedies:

          (a) The Lender may, by written notice to the Borrower, declare the Note forthwith to be due and payable, whether or not the indebtedness evidenced by the Note is otherwise due and payable and whether or not Lender has initiated any other action for the enforcement of the Note, and whereupon the Note shall become due and payable pursuant to the terms thereof, as to principal, interest and any other amounts payable;

          (b) The Lender may protect and enforce its rights by appropriate judicial proceedings, including, in appropriate cases, an award of specific performance or other equitable remedy in aid of the exercise of power granted in or pursuant to this Loan Agreement; and

          (c) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights, powers and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Illinois at such time.

                                  ARTICLE VII.

                                  MISCELLANEOUS

          7.1. Entire Agreement. This Loan Agreement and the Exhibits annexed
               ----------------
hereto, together with the Note, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements or understandings, written or oral, in respect thereof, and shall not be amended or modified in any fashion except by instrument in writing signed by the Lender and the Borrower. The Exhibits annexed hereto are incorporated in and made a part of this Loan Agreement.

          7.2. Notices. Any notice or communication given pursuant to this Loan
               -------
Agreement by either of the parties to the other party shall be in writing and delivered by hand, sent by telecopy (if confirmed by telephone with the addressee), mailed by postage-prepaid first class mail, or delivered by overnight courier addressed as follows:

               If to the Borrower, to:

               DNIC Brokerage Company
               2859 Central Street #278
               Evanston, Illinois 60201
               Attn: William L. De Nicolo
               Fax: (847) 251-5308

               If to the Lender, to:

               Telular Corporation
               647 North Lakeview Parkway
               Vernon Hills, Illinois 60061
               Attn: Jeffrey L. Herrmann
               Fax: (847) 247-9577

or to such other address or addresses as hereafter shall be furnished as provided in this Section 7.2 by either of the parties to the other party. Except as otherwise specified in this Loan Agreement, all notices and other communications will be deemed to have been duly given: (i) on the date of delivery, if delivered by hand or by overnight courier; (ii) on the date confirmed by telephone, if sent by facsimile; and (iii) three (3) business days after the date of mailing, if duly transmitted by mail.

          7.3. Waiver; Remedies. No delay on the part of either party hereto in
               ----------------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          7.4. Assignment. The Borrower may not assign all or any portion of its
               ----------
rights or obligations under this Loan Agreement without the prior written consent of the Lender or its successors or assigns. The Lender may assign all or any portion of its rights and obligations under this Loan Agreement with the prior written consent of the Borrower or its successors or assigns, which consent shall not be unreasonably withheld.

          7.5. No Partnership, Joint Venture or Similar Relationship Between
               -------------------------------------------------------------
Borrower and Lender. Nothing contained herein is intended or shall be construed
-------------------
to form a partnership, joint venture or similar relationship between the Borrower and the Lender in connection with the carrying out of the purposes described in Article II hereof, or any other activity in which the Borrower is or becomes involved. The relationship between the Borrower and the Lender is one of debtor and creditor.

          7.6. Indemnification. The Borrower shall and hereby does indemnify,
               ---------------
defend and hold harmless the Lender and its trustees, directors, officers, agents, employees, counsel and other professionals, contractors, subcontractors, licenses, invitees, successors and assigns (collectively, the "Indemnitees") from and against any and all losses, claims, damages, liabilities, penalties, demands, actions, deficiencies, judgments, costs and expenses incurred by any Indemnitee arising from claims of third parties and out of or in any way related to (i) this Loan Agreement or the transactions contemplated hereby, (ii) any actual or proposed use by the Borrower of the proceeds of the Loans, or (iii) the Lender's entering into this Loan Agreement, including, without limitation, reasonable amounts paid in settlement, court costs and the fee and disbursements of counsel or other professionals incurred in connection with any litigation, investigation, claim or proceeding, except to the extent that it is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Indemnitee. If and to the extent that the obligations of the Borrower under this Section 7.6 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of the obligations that is permissible under applicable law. The Borrower's obligations hereunder shall survive any termination of this Loan Agreement and the payment in full of the Loans, and are in addition to, and not in substitution of, any other of its obligations set forth in this Loan Agreement.

          7.7.  Captions. All Article and Section titles or captions contained
                --------
in this Loan Agreement are for convenience only and shall not be deemed a part of this Loan Agreement.

          7.8.  Variation of Pronouns. All pronouns and all variations thereof
                ---------------------
shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

          7.9.  Counterparts. This Loan Agreement may be executed in
                ------------
counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement, and either party hereto may execute this Loan Agreement by signing one or more counterparts hereof.

          7.10. Governing Law. This Loan Agreement shall be governed by and
                -------------
construed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

          7.11. Lender Right to Make Required Filings. The Borrower hereby
                -------------------------------------
authorizes the Lender to file such financing statements and continuation statements and make such other filings relating to the Collateral without the signature of the Borrower as are necessary or appropriate in connection with the perfection or continuation of perfection of the Lender's security interest in the Collateral.

     IN WITNESS WHEREOF, the parties have duly executed this Loan Agreement as of the day and year first above written.

                                                DNIC BROKERAGE COMPANY



                                                By:________________________
                                                   Name:
                                                   Title:

                                                TELULAR CORPORATION



                                                By:________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT A

                              BORROWING CERTIFICATE

          The undersigned hereby certifies, in accordance with Section 1.1 of that certain Loan and Security Agreement, dated as of October 9, 2001 (the "Loan Agreement"), among the Borrower and the Lender, that:

          (a) The Borrower seeks Loans in the aggregate principal amount of $__________; and

          (b) The representations and warranties set forth in Article III of the Loan Agreement are true and correct as of the date hereof.

          Capitalized terms used and not otherwise defined in this certificate shall have the meanings set forth in the Loan Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of ____________, 20__.

                                               DNIC BROKERAGE COMPANY


                                               By:______________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT B

                                                                 October 9, 2001

                                 PROMISSORY NOTE

Up to $750,000


          For value received, DNIC BROKERAGE COMPANY (the "Borrower"), promises
                                                           --------
to pay to the order of the TELULAR CORPORATION (the "Lender") (i) at each time
                                                     ------
on which a payment of principal is due in respect of Loans pursuant to the Loan Agreement referred to below, the unpaid principal amount of the Loans of the Lender due and payable to the Lender at such time, as provided in the Loan Agreement, and (ii) on April 1, 2004, the aggregate unpaid principal amount of the Loans of the Lender. The Borrower also promises to pay interest on the unpaid principal amount of each such Loans on the dates and at the rate or rates provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Lender, 647 North Lakeview Parkway, Vernon Hills, Illinois.

          The Loans made by the Lender and all repayments of the principal of such Loans shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to the Loans then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or
        --------
endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

          The Loans made by the Lender pursuant to the Loan Agreement are secured by a security interest in, and with recourse for the payment of principal limited to, the Collateral.

          The Borrower hereby waives diligence, presentment, demand, protest or notice of any kind in connection with this note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

          This note is the promissory note referred to in Section 1.2 of the Loan Agreement dated as of October 9, 2001, among the Borrower and the Lender (as the same may be amended from time to time, the "Loan Agreement"). Terms used
                                                    --------------
herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof.

                                               DNIC BROKERAGE COMPANY


                                               By:______________________________
                                                  Name:
                                                  Title:

                SCHEDULE OF TERM LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
                                         Amount of      Unpaid
                          Amount of      Principal      Principal     Notations
Date        Class of      Loans          Repaid         Balance       Made by
----        --------      ---------      ------         -------       -------
            Loans
            -----
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